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Exhibit 10.10


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                          NORTHFIELD LABORATORIES INC.
                             1999 STOCK OPTION PLAN

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     1.   Purpose.

          The purpose of the Northfield Laboratories Inc. 1999 Stock Option Plan (the "Plan") is to promote the long-term success of the Company for the benefit of the Company's stockholders by encouraging the Company's directors, officers, employees and consultants to have meaningful investments in the Company. The Company believes that the possibility of participation under the Plan will provide the Company's directors, officers, employees and consultants with an incentive to perform more effectively and will assist the Company in attracting and retaining directors, officers, employees and consultants of outstanding training, experience and ability.

     2.   Definitions.

          "Authorized Plan Shares" has the meaning set forth in Section 6(a).

          "Award" means an award or grant of a Stock Option made to a Participant pursuant to Section 8.

          "Award Agreement" means the agreement provided in connection with an Award in accordance with Section 11.

          "Award Date" means the date that an Award is made, as specified in the Award Agreement with respect to such Award.

          "Board of Directors" means the Board of Directors of the Company.

          "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          "Company" means Northfield Laboratories Inc., a Delaware corporation.

          "Committee" means the Stock Option Committee of the Board of Directors or any successor committee thereto.

          "Common Stock" means the Company's Common Stock, par value $.01 per share.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

          "Fair Market Value" on any date means the average of the highest and the lowest sales prices of a share of Common Stock on The Nasdaq Stock Market, Inc. ("Nasdaq") for such date; provided that if no sales of Common Stock are reported on Nasdaq for such date or, in the opinion of


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the Committee, the sales of Common Stock on such date are insufficient to constitute a representative market, then the Fair Market Value of a share of Common Stock on such date will be deemed to be the average of the highest and lowest sales prices of a share of Common Stock as reported on Nasdaq for the next preceding day on which sales of Common Stock are reported and a representative market exists.

          "ISO" means any Stock Option designated in an Award Agreement as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

          "Non-Qualified Stock Option" means any Stock Option that is not an ISO.

          "Option Price" means the purchase price of one share of Common Stock under a Stock Option.

          "Participant" means a director, officer of employee of or consultant to the Company who has been selected by the Committee to receive an Award under the Plan.

          "Plan" means the Northfield Laboratories Inc. 1999 Stock Option Plan, as amended from time to time.

          "Rule 16b-3" means Rule 16b-3 promulgated by the Securities and Exchange Commission pursuant to the Exchange Act, as amended from time to time.

          "Settlement Date" means, with respect to any Stock Option that has been exercised in whole or in part, the date or dates as of which shares of Common Stock are to be delivered to the Participant and the Option Price therefor paid.

          "Stock Option" means any right to purchase shares of Common Stock awarded pursuant to Section 8.

          "Terminating Event" means any (a) sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the Company's assets or (b) consolidation or merger of the Company in which the Company is not the surviving or continuing corporation, or pursuant to which shares of the Company's Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's Common Stock immediately prior to the merger have, directly or indirectly, at least an 80% ownership interest in the outstanding Common Stock of the surviving corporation immediately after the merger.

     3.   Term.

          The Plan will be effective as of June 1, 1999 and will remain in effect through May 31, 2009. After termination of the Plan, no further Awards may be granted but outstanding Awards will remain effective in accordance with their terms and the terms of the Plan.

     4.   Plan Administration.

          (a) The Committee will be responsible for administering the Plan. The Committee will be comprised of two or more members of the Board of Directors, all of whom


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     will be "non-employee directors" as defined in Rule 16b-3 and "outside directors" as that term is used in Section 162 of the Code and the regulations promulgated thereunder. The Committee will have full and exclusive discretionary power to interpret the Plan and determine eligibility for benefits and to adopt such rules, regulations and guidelines for administering the Plan as the Committee may deem necessary or proper. Such power will include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions and, subject to
     Section 11, adopting modifications and amendments to the Plan or any Award Agreement. The Committee may delegate to one or more of its members or to one or more agents or advisors such non-discretionary administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan.

          (b) The Committee may employ attorneys, consultants, accountants and other persons and the Committee, the Company and its officers and directors will be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith will be final and binding upon the Participants, the Company and all other interested persons. No member of the Committee will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or any Award, and all members of the Committee will be fully protected by the Company, to the fullest extent permitted by applicable law, in respect of any such action, determination or interpretation.


     5.   Eligibility.

          Awards will be limited to persons who are directors, officers or employees of or consultants to the Company. In determining the persons to whom Awards will be made, the Committee will, in its sole discretion, take into account the nature of the person's duties, past and potential contributions to the success of the Company and such other factors as the Committee will deem relevant in connection with accomplishing the purposes of the Plan. A person who has received an Award or Awards pursuant to the Plan, or who has received stock options or other awards under any other plan or agreement now or hereafter in effect, may receive an additional Award or Awards pursuant to the Plan.

     6.   Authorized Awards; Limitations.

          Except for adjustments pursuant to Section 7, the maximum number of shares of Common Stock that will be available for issuance under the Plan (the "Authorized Plan Shares") will be 500,000. If an Award expires unexercised or is forfeited, surrendered, canceled, terminated or settled in cash in lieu of Common Stock, the shares of Common Stock that were theretofore subject, or potentially subject, to such Award may again be made subject to an Award Agreement. Common Stock that may be issued under the Plan may be either authorized and unissued shares, or issued shares that have been reacquired by the Company and that are being held as treasury shares. No fractional shares of Common Stock will be issued under the Plan; provided that cash, in an amount equal to the Fair Market Value of a fractional share of Common Stock as of the Settlement Date of the Award will

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be paid in lieu of any fractional shares in the settlement of Awards payable in shares of Common Stock.

     7.   Adjustments and Reorganizations.

          (a) The Committee may make such adjustments to Awards granted under the Plan (including the terms, exercise price and otherwise) as it deems appropriate in the event of changes that impact the Company or the Company's share price or share status; provided that any such actions are consistently and equitably applied to all affected Participants. Notwithstanding the foregoing, insofar as any Award is subject to performance goals established to qualify payments thereunder as "performance-based compensation" as described in Section 162(m) of the Code, the Committee will have no power to adjust such Awards other than negative discretion and the power to adjust Awards for corporate transactions, in either case to the extent permissible under regulations interpreting Section 162(m) of the Code.

          (b) In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, stock dividend, stock split, extraordinary dividend, spin-off, rights offering, share combination or other change in the corporate structure of the Company affecting the Common Stock, the number of Authorized Plan Shares and the kind of shares that may be delivered under the Plan will be subject to such equitable adjustment as the Committee, in its sole discretion, may deem appropriate in order to preserve the benefits or potential benefits to be made available under the Plan, and the number and kind and price of shares subject to outstanding Awards and any other terms of outstanding Awards will be subject to such equitable adjustment as the Committee, in its sole discretion, may deem appropriate in order to prevent dilution or enlargement of outstanding Awards.

     8.   Awards.

          (a) Stock Options granted under the Plan may be either ISOs or Non-Qualified Stock Options. The Committee may grant any Participant one or more ISOs, Non-Qualified Stock Options or both types of Stock Options. The Option Price of a Stock Option will be not less than 100% of the Fair Market Value of a share of Common Stock on the Award Date. Stock Options granted pursuant to the Plan will be subject to such additional terms, conditions or restrictions as may be provided in the Award Agreement relating to such Stock Option.

          (b) Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority awarded under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participants affected, to disqualify any ISO under Section 422 of the Code. An ISO will not be granted to an individual who, on the date of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company. The aggregate Fair Market Value, determined on the Award Date, of the shares of Common Stock or other stock with respect to which one or more ISOs that are exercisable for the first time by the Participant during any particular calendar year will not exceed the $100,000 limitation imposed by Section 422(d) of the Code.


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          (c)  The Option Price will be paid in full at the time of the exercise of the Stock Option and may be paid in any of the following methods or combinations thereof:

               (i) in cash or by check, bank draft or money order payable to the order of the Company;

               (ii) subject to approval by the Committee, by the delivery of shares of Common Stock having an aggregate Fair Market Value on the date of such exercise equal to the Option Price;

               (iii) by the Participant's simultaneous exercise of Stock Options, sale of shares of Common Stock acquired thereby and application of the proceeds therefrom to the payment of the Option Price pursuant to procedures established by the Committee from time to time; or

               (iv)  in any other manner that the Committee may approve.


     10.  Transferability and Beneficiaries.

          Unless otherwise determined by the Committee in its sole discretion, no Awards under the Plan will be assignable, alienable, saleable or otherwise transferable other than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order (as defined by the Code) or Title I of the Employee Retirement Income Security Act or the rules thereunder.


     11.  Award Agreements.

          Awards under the Plan will be evidenced by Award Agreements that set forth the details, conditions and limitations for each Award, which may include the term of an Award, the provisions applicable in the event the Participant's employment with the Company terminates and the Company's authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind any Award.

     12.  Amendments.

          The Committee may suspend, terminate or amend the Plan as it deems necessary or appropriate to better achieve the purposes of the Plan; provided that without the approval of the Company's stockholders, no such amendment will be made for which stockholder approval is necessary to comply with any applicable tax or regulatory requirement.

     13.  Tax Withholding.

          The Company will have the right to (a) make deductions from any settlement of an Award made under the Plan, including the delivery or vesting of shares, or require that shares or cash, or both, be withheld from any Award, in each case in an amount sufficient to satisfy withholding of any federal, state or local taxes required by law and (b) take such other action as may be necessary or appropriate to satisfy any such withholding obligations. The Committee may determine the manner in which such tax withholding may be satisfied and may permit shares of Common Stock (rounded up to the next whole number) to be used to satisfy required tax withholding based on the Fair Market



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Value of any such shares of Common Stock as of the Settlement Date of the applicable Award. For this purpose, the Committee may permit the use of outstanding shares held by the applicable Participant or shares issued or issuable upon the settlement of the applicable Award.

     14.  Provisions Relating to Terminating Events.

          (a) The Company, at its option, may give each Participant at least ten business days written notice (or, if such notice period is not practicable, such shorter notice period as the Company determines in good faith is practicable) prior to the anticipated date of the consummation of a Terminating Event. Upon receipt of such notice, and for a period of five business days thereafter (or such other period as may be specified in the Company's notice with respect to the Terminating Event), each Participant will be permitted to exercise, in whole or in part, the vested and unexercised portion of each Stock Option held by such Participant in accordance with the terms and conditions of the Plan and the Award Agreement relating to such Stock Option.

          (b) Upon the consummation of the Terminating Event, all Stock Options will be canceled and forfeited to the extent they have not been exercised in accordance with the provisions of Section 14(a).

          (c) If the Terminating Event is not consummated, all Stock Options exercised pursuant to the Company's notice of the Terminating Event will be deemed not to have been exercised and will thereafter be exercisable to the same extent and on the same terms and conditions as if notice of the Terminating Event had not been given by the Company.

          (d) In lieu of delivering notice of a Terminating Event pursuant to the provisions of Section 14(a), the Company, at its option, may cause the successor or acquiring corporation in connection with any Terminating Event or, if applicable, the corporate parent of any such corporation (the "Successor Corporation"), to assume in writing the obligations of the Company under the Plan and the outstanding Award Agreements entered into pursuant to the Plan. In such event, the number and kind of shares acquirable upon the exercise of the Stock Options and the exercise price applicable thereto will be adjusted appropriately and the Stock Options as so adjusted will be deemed solely to represent rights to acquire shares of the Successor Corporation in the manner provided in the agreements between the Company and the Successor Corporation.

     15.  Other Company Benefit and Compensation Programs.

          Unless otherwise specifically determined by the Committee in its sole discretion, settlements of Awards received by a Participant under the Plan will not be deemed a part of the Participant's regular, recurring compensation for purposes of calculating payments or benefits from any Company benefit plan or severance program. Further, the Company may adopt other compensation programs, plans or arrangements as it deems appropriate or necessary.

     16.  Unfunded Plan.

          Unless otherwise determined by the Committee in its sole discretion, the Plan will be unfunded and will not create or be construed to create a trust or a separate fund or funds. The Plan will not establish any fiduciary relationship between the Company and any Participant or other person.


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To the extent any person holds any rights by virtue of a grant awarded under the
Plan, such right (unless otherwise determined by the Committee in its sole discretion) will be no greater than the right of an unsecured general creditor of the Company.

     17.  Future Rights.

          No person will have any claim or right to be granted an Award under the Plan and no Participant will have any right under the Plan to be retained in the employment of or to serve as a consultant to the Company.

     18.  Governing Law.

          The validity, construction and effect of the Plan and all Award Agreements, and any actions taken or relating to the Plan or any Award Agreement, will be determined in accordance with applicable federal law and the internal laws, and not the law of conflicts, of the State of Delaware.


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     19.  Successors and Assigns.

          The Plan will be binding on all successors and assigns of each Participant, including without limitation the estate of such Participant and the executor, administrator or trustee of such estate, and any receiver or trustee in bankruptcy or representative of the Participant's creditors.

     20.  Rights as a Stockholder.

          Except as otherwise provided in any Award Agreement, a Participant will have no rights as a stockholder of the Company until he or she becomes the holder of record of Common Stock.

     21.  Awards; Compliance with Section 16.

          No Award or other transaction will be permitted under the Plan which would have the effect of imposing liability for a Participant under Section 16 of the Exchange Act. Irrespective of any other provision of the Plan or any Award Agreement, any such Award or other transaction purportedly made under or pursuant to the Plan will be void ab initio.



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